UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

CAMDEN NATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

MAINE	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Camden National Corporation utilizes the form of restricted stock award agreement, attached hereto as Exhibit 10.1, in accordance with its 2003 Stock Option and Incentive Plan, which was approved by shareholders at the Company’s Annual Meeting held on April 29, 2003. On January 25, 2005, the grants noted in the table below, which will vest 33% on January 25, 2006, 33% on January 25, 2007, and 34% on January 25, 2008, were made under the plan. Other than the vesting, grantee and number of shares noted herein, all other aspects of the agreements are consistent with Exhibit 10.1.

Recipient	Shares
Robert W. Daigle	1,365
Gregory A. Dufour	726
Michael A. McAvoy	660
Laurel J. Bouchard	616

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits.

10.1	Form of Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

By:	/s/ Gregory A. Dufour	Date: January 25, 2005
Gregory A. Dufour
Chief Banking Officer and Principal
Financial & Accounting Officer